SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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                                October 29, 1996
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               (Date of Report; Date of Earliest Event Reported)


                                VENTRITEX, INC.
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             (Exact Name of Registrant as specified in its Charter)


 Delaware                         0-19713                   77-0056340
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(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)


 701 East Evelyn Avenue, Sunnyvale, California                94086
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (408) 738-4883
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              (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.

Item 5.     Other Events.

            On October 23, 1996, Ventritex, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of October 23, 1996 (the "Merger Agreement"), with St. Jude Medical, Inc., a Minnesota corporation ("St. Jude"), and Pacesetter, Inc., a Delaware corporation and a wholly-owned subsidiary of St. Jude ("Pacesetter"). The Merger Agreement provides for the merger of the Company with and into Pacesetter (the "Merger"). The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

            Pursuant to the Merger Agreement, each share of common stock, par value $.001 per share, of the Company (the "Company Common Stock"), other than shares owned by St. Jude, Pacesetter or their affiliates, shall become converted into and exchangeable for 0.6 shares of common stock, par value $0.10 per share, of St. Jude (the "St. Jude Common Stock"). The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

            On October 23, 1996, the Company and ChaseMellon Shareholder Services, L.L.C. (formerly Chemical Trust Company of California), as Rights Agent, executed the Amendment to Preferred Shares Rights Agreement (the "Rights

Amendment") to the Preferred Shares Rights Agreement, dated as of August 16, 1994, as amended as of December 28, 1994, between the Company and the Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"). Pursuant to the Rights Amendment, none of the execution or delivery of the Merger Agreement, the exchange of St. Jude Common Stock for the Company Common Stock or any other transaction contemplated therein will cause (i) the rights issued pursuant to the Rights Agreement to become exercisable, (ii) St. Jude, Pacesetter or any Affiliate to be deemed an "Acquiring Person" (as defined in the Rights Agreement), or (iii) the "Shares Acquisition Date" (as defined in the Rights Agreement) to occur upon any such event. The foregoing summary of the Rights Amendment is qualified in its entirety by reference to the Rights Amendment, a copy of which is attached hereto as Exhibit 3.4(a), and incorporated herein by reference.

            On October 23, 1996, St. Jude and the Company issued a joint press release (the "Press Release") announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.     Not Applicable.

Item 7.     Financial Statements
            Pro Forma Financial Information and Exhibits.
            --------------------------------------------

  (a)-(b)   Not Applicable.
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      (c)   Exhibits Required by Item 601 of Regulation S-K.
            -----------------------------------------------

            2.1         Agreement and Plan of Merger among
                        Ventritex, Inc., St. Jude Medical, Inc.
                        and Pacesetter, Inc., dated as of
                        October 23, 1996.

            3.4* Preferred Shares Rights Agreement of Ventritex, Inc., dated as of August 16, 1994, as amended on December 28, 1994, incorporated by reference from Exhibit 5 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 29, 1994.

            3.4(a) Amendment to Preferred Shares Rights Agreement, dated as of October 23, 1996, between Ventritex, Inc. and ChaseMellon Shareholder Services, L.L.C. (formerly Chemical Trust Company of California), as Rights Agent.

            99          Press Release issued by St. Jude
                        Medical, Inc. and Ventritex, Inc.,
                        dated October 23, 1996.


Item 8.     Not Applicable.
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*   Previously filed.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 28, 1996.


                                         VENTRITEX, INC.


                                         By: /s/ Mark J. Meltzer
                                             ----------------------
                                             Name: Mark J. Meltzer
                                             Title: Vice President

                                               EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

   2.1 Agreement and Plan of Merger among Ventritex, Inc., St. Jude Medical, Inc. and Pacesetter,
                     Inc., dated as of October 23, 1996.

   3.4* Preferred Shares Rights Agreement of Ventritex, Inc., dated as of August 16, 1994, as amended on December 28, 1994, incorporated by reference from Exhibit 5 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 29, 1994.

   3.4(a) Amendment to Preferred Shares Rights Agreement, dated as of October 23, 1996, between Ventritex, Inc. and ChaseMellon Shareholders Services, L.L.C. (formerly Chemical Trust Company of California), as Rights Agent.

   99                Press Release issued by St. Jude Medical,
                     Inc. and Ventritex, Inc., dated October 23,
                     1996.

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*  Previously filed.